UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report November 7, 2005

(Date of earliest event reported) (November 1, 2005)

PETRO STOPPING CENTERS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	1-13018	74-2628339
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas		79905
Address of Principal Executive Offices		Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2005, Petro Stopping Centers, L.P. (the “Company”) entered into a Lease Agreement (“Fairways Agreement”) to be effective October 19, 2005, by and between Fairways Commercial Investments, L.L.C., of the premises located adjacent to the interchange between Interstate Highway 90 and State Highway 902, located in Spokane County, Washington. The Fairways Agreement provides a fifteen year initial lease agreement and grants the Company the option to renew this lease for three additional terms of five years each. The initial term of this lease shall commence upon the Company’s occupancy of the premises, and that date (the “Commencement date”) shall not be later than June 1, 2006. The initial term of this lease shall expire fifteen years after the Commencement Date. Each renewal term shall begin on an anniversary date of the Commencement Date. The Fairways Agreement sets the rent terms for the initial term and all renewal terms. In addition, the Fairways Agreement grants the Company an option to purchase the premises. A copy of the Fairways Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 1, 2005, the Company entered into a Lease Agreement (“Thruway Agreement”), by and between Thruway Travel Centers, L.L.C., of the Petro Stopping Centers known as “Waterloo” located in Waterloo, New York. The Thruway Agreement provides a ten year initial lease agreement, which expires on November 1, 2015, and grants the Company the option to renew this lease for two additional terms of five years each. The Thruway Agreement sets the rent terms for the initial term and all renewal terms. In addition, the Thruway Agreement grants the Company an option to purchase the premises. Following the effective date of the Thruway Agreement, this location will convert from a franchise operation within the Company to a Company-operated truck stop. A copy of the Thruway Agreement is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

99.1	Lease Agreement by and between Fairways Commercial Investments, L.L.C. and Petro Stopping Centers, L.P.

99.2	Lease Agreement by and between Thruway Travel Centers, L.L.C. and Petro Stopping Centers, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO STOPPING CENTERS, L.P.
(Registrant)

Date: November 7, 2005	By:	/s/ EDWARD ESCUDERO
Edward Escudero
Chief Financial Officer and Secretary
(On behalf of the Registrant and as Registrant’s
Principal Financial Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1*	Lease Agreement by and between Fairways Commercial Investments, L.L.C. and Petro Stopping Centers, L.P.

99.2*	Lease Agreement by and between Thruway Travel Centers, L.L.C. and Petro Stopping Center, L.P.

*	Filed herewith